[LETTERHEAD OF KRAMER, LEVIN, NAFTALIS & FRANKEL]


                                  June 17, 1998



Guinness Flight Investment Funds
225 South Lake Avenue
Suite 777
Pasadena, California  91101

     Re:        Guinness Flight Investment Funds
                Registration Statement on Form N-1A
                File No. 33-75340; ICA No. 811-8360
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Dear Gentlemen:

         We hereby consent to the reference to our firm as Counsel in this Registration Statement on Form N-1A.

                                        Very truly yours,

                                        /s/ KRAMER, LEVIN, NAFTALIS & FRANKEL
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